UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) – April 1, 2008

US GEOTHERMAL INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	333-117287	84-1472231
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification)

1505 Tyrell Lane, Boise, Idaho 83706
(Address of principal executive offices)

208-424-1027
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 8.01. Other Events

Press Release dated April 1, 2008, is attached as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01. Financial Statements and Exhibits

(c)

Exh. No.	Description
99.1	Copy of Press Release Issued April 1, 2008

SIGNATURES

Pursuant to requirements of the Securities Exchange Act of 1934, the Registrant has duly caused to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: April 1, 2008	U.S. Geothermal Inc.

	By:	/s/ Daniel J. Kunz
Daniel J. Kunz
Chief Executive Officer